================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            =======================


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                            =======================


Date of Report (Date of earliest event reported):  August 3, 1999


                         ROBERTS REALTY INVESTORS, INC.
               (Exact name of Registrant as specified in charter)



           GEORGIA                      001-13183               56-2122873
(State or other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                   Identification Number)


8010 ROSWELL ROAD, SUITE 120, ATLANTA, GEORGIA                     30350
   (Address of principal executive offices)                      (Zip Code)

                                 (770) 394-6000
              (Registrant's Telephone Number, including Area Code)



================================================================================

ITEM 5.           OTHER EVENTS

         The Registrant is filing this Current Report on Form 8-K so as to file with the Commission its second quarter 1999 letter to shareholders.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         Exhibit No.     Description

         99.1            Second quarter 1999 letter to shareholders

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                ROBERTS REALTY INVESTORS, INC.


Dated:   August 3, 1999         By: /s/ Charles R. Elliott
                                    --------------------------------------------
                                    Charles R. Elliott, Chief Financial Officer
                                    (The Registrant's Principal Financial and
                                    Chief Accounting Officer, who is duly
                                    authorized to sign this report)

Exhibit Index

Exhibit No.       Description

99.1              Second quarter 1999 letter to shareholders